Note 17 - Income Taxes - 10Q	9 Months Ended	12 Months Ended
	Jun. 30, 2013	Sep. 30, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 17. INCOME TAXES

During the nine months ended June 30, 2013, the Company recognized $60,000 of income tax expense and corresponding income tax payable related to a tax position in its consolidated federal income tax returns.  The most recent examination performed by the Internal Revenue Service (“IRS”) was for tax year 2008 which was completed in July 2013 and resulted in no tax adjustments.  However, the Company’s tax returns for tax years 2009 to present are subject to review by the IRS and may result in an adjustment.  After reviewing all of the facts and circumstances, the Company believes the $60,000 reserve is adequate.  The Company does not believe that it has any other uncertain tax positions which would require recognition and measurement as of June 30, 2013.

NOTE 16. INCOME TAXES

The primary difference between income tax expense at the federal statutory rate and actual tax expense is due to the utilization of net operating loss carryovers. The Company did not record a provision for income taxes due to current year loss.

Years Ended September 30,
	2012	2011
Federal income tax provision (benefit)	$-	$-
State income tax provision (benefit)	-	-
	$-	$-

The income tax provision (benefit) related to income (loss) from continuing operations before income taxes and extraordinary items vary from the federal statutory rate as follows:

	Years Ended September 30,
	2012	2011
Statutory federal rate	-35.0%	-35.0%
State income taxes net of federal income tax benefit	-5.2%	-5.2%
Permanent differences for tax purposes	22.9%	19.4%
Change in valuation allowance	17.3%	20.8%
	0.0%	0.0%

Significant components of the Company’s deferred tax assets in the accompanying financial statements are as follows:

	September 30,
	2012	2011
Deferred tax assets:
Net operating loss carry-forwards	$14,277,000	$13,671,000
Reserves for uncollectible receivables	44,000	124,000
Accrued but unpaid bonuses	91,000	437,000
Difference between book and tax amortization	608,000	158,000
Stock Based Compensation	436,000	-
Other temporary differences	97,000	283,000
Total deferred tax assets	15,553,000	14,673,000
Valuation allowance	(15,553,000)	(14,673,000)
Net deferred tax asset	$-	$-

At September 30, 2012, the Company had available net operating loss carryovers of approximately $34.6 million that may be applied against future taxable income and expires at various dates between 2014 and 2032, subject to certain limitations. The Company has a deferred tax asset arising substantially from the benefits of such net operating loss deduction and has recorded a valuation allowance for the full amount of this deferred tax asset since it is more likely than not that the full amount of the deferred tax asset may not be realized. The valuation allowance for the deferred tax asset increased by $546,000 and $1.4 million during the fiscal years ended September 30, 2012 and 2011, respectively. The net change in the valuation allowance is due principally to derivative liabilities in 2011.

The Company acquired vFinance, Inc. and subsidiaries during fiscal year 2008 and increased its consolidated tax net operating loss carry-forwards by approximately $12 million from vFinance pre-acquisition net operating losses. However, pursuant to Internal Revenue Code Section 382, the amount of taxable income that can be offset by these pre-acquisition net operating losses of both the Company and vFinance, Inc. is limited due to the ownership change that occurred during the year. The deferred tax asset derived from these tax loss carry-forwards have been included in consolidated deferred tax assets- net operating loss carry-forwards, and a full valuation allowance has been established since it is not more likely than not that such benefits will be recovered.

The Company’s consolidated tax return for the tax year ended September 30, 2008 is currently under examination by the Internal Revenue Service. The Company’s management does not believe that the consolidated tax return being examined contains any significant errors, omissions, material misstatements, or unsustainable tax positions that could subject it to an assessment of tax, penalties and interest. Accordingly, the Company has not recorded any liability, including contingent liabilities, or adjusted its tax provision, including deferred tax assets and the valuation allowance to reflect the possibility of a proposed adjustment. The Company’s tax returns for tax years 2009 and later could also be subject to review by the IRS, however to date, no such notice has been received.